CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is entered into and is effective as of the 5th day of April, 2005 (the "Effective Date") by and among Hadi Family Irrevocable Trust ("Consultant") and ROYCE BIOMEDICAL, INC. ("Company").

In consideration of the premises and mutual promises contained herein, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Engagement and Services. The Company hereby engages Consultant to render to the Company certain consulting services, as the Consultant and the Company shall mutually determine from time to time, including without limitation, business advisory work and introducing the company to the financial community.  The Consultant hereby accepts such engagement and shall diligently perform the Consulting Services for the Company. The Consulting Services will be provided from time to time on a best efforts basis by Consultant.

2. Reporting. Based upon the nature of the services to be provided hereunder, Consultant anticipates that its reporting to the Company will be primarily oral in nature with pertinent discussion outlines as deemed appropriate. The Company agrees that any reports provided by Consultant, whether verbal or written, and any writings involving Consultant will be used exclusively for the purpose of evaluating the Consulting Services, and implementing any policies, procedures or proposals emanating from such Consulting Services, and will not be distributed to parties other than the Company's management, directors or advisors without Consultant's prior written consent. In addition, the reports shall not be reproduced, disseminated, quoted or referred to at any time in any manner or for any other purpose, nor shall other references to Consultant or the advice rendered in the reports be made to any third party without the prior written consent of Consultant, and the reports shall not be distributed to anyone who is not a member of the management of the Company and its directors and advisors. Consultant will have no responsibility to update the reports for events and circumstances occurring after the date of the reports.

3. Information. In performing the Consulting Services, the Consultant may collate, prepare, process and compile such information as Consultant may deem necessary to accomplish, on a best efforts basis, the Consulting Services. The Company shall make available to Consultant all information concerning the Company's business and operations which Consultant reasonably requests including, in particular, any information which, if disclosed, would have a material impact on the ability of Consultant to perform the Consulting Services to be rendered hereunder, as well as any other information relating to the properties of the Company. The Company will also provide Consultant with reasonable access to the Company's officers, directors and employees. Consultant shall be entitled to rely upon all information supplied to it by the Company or its advisors, which information shall be fair, accurate and complete and shall not contain any material omissions or misstatements of fact, and Consultant shall not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify, the same or to conduct any appraisal of any of the Company's assets. The Company warrants that all such information it provides to Consultant shall be true, complete and correct. The Company understands that it bears full and complete responsibility for the accuracy, completeness and fairness of all information.

4. Independent Contractor. Consultant agrees to perform the Consulting Services as an independent contractor. Nothing contained herein shall be considered to create the relationship of employer and employee between Consultant and the Company. The Company shall not be liable to third parties for the acts of Consultant or its servants or agents in performing such work, except in the case of damages or injuries caused directly by the Company or the Company's agents or employees, or if Consultant shall have been acting on behalf of the Company. The Company shall make no social security, workers' compensation or unemployment insurance payments on behalf of Consultant.  The services to be rendered by the Consultant do not include the services or activities of an “investment advisor” as that term is defined by U.S. federal or state laws and, in performing services under this agreement, consultant shall not be deemed to be an investment advisor under such laws.

5. Consideration to Consultant. In consideration of the Consulting Services provided or to be provided to the Company pursuant to this Agreement, the Company will compensate Consultant by issuing to the Consultant Eight Three Thousand (83,000) restricted shares of common stock in Royce Biomedical Inc., a Nevada publicly traded corporation within ten (10) days of the Effective Date.

The Company warrants that the Shares to be issued to the Consultant under this Agreement shall be or have been validly issued, fully paid and non-assessable and that the Company’s board of directors has or shall have duly authorized the issuance and any transfer of them to us.  The Consultant acknowledges that the Shares to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended ("Securities Act") and accordingly are "restricted securities" within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless you have received an opinion of counsel and in form reasonably satisfactory to you that such resale or transfer is exempt from the registration requirements of that Securities Act.

6. Confidentiality and Proprietary Rights. Consultant shall use his best efforts to keep confidential any information not otherwise generally available to the public that he may receive from the Company as a result of or in connection with this Agreement regarding the business and affairs of the Company, and Consultant shall not use and shall use his best efforts not to disclose or permit any use or disclosure thereof without the Company's written consent, except as follows: (i) any disclosure required by applicable law or regulation or by a court or governmental authority acting within its jurisdiction; or (ii) any use or disclosure of information that was (A) already known to or in the possession of Consultant at the time of receipt from the Company, (B) in the public domain without disclosure by Consultant, or (C) obtained by Consultant from an independent source or otherwise developed independently by Consultant. The Company shall retain ownership of, and this Agreement shall not grant to Consultant any license to or other rights with respect to, any patent, trademark, trade name, copyright or other proprietary or confidential information or intellectual property rights owned or licensed by the Company relating to any product or service developed or marketed by the Company.

7. Indemnification. Recognizing that Consultant's role is advisory and in consideration for the services to be rendered hereunder by Consultant, and in consideration for the Consultant accepting unregistered securities, the Company agrees to indemnify and hold Consultant, and his agents, attorneys, affiliates and any persons retained in connection with the performance of the Consulting Services described herein (each an "Indemnified Party" and, collectively, the "Indemnified Parties"), harmless from and against any and all claims, losses, damages, deficiencies, liabilities (joint or several), lawsuits, judgments, costs and expenses (including, as incurred and without limitation, reasonable attorneys' fees, interest, penalties, travel expenses, wages allocable to the loss of employee time and all amounts paid in investigation, defense or settlement of any of the foregoing) arising out of (collectively, "Damages"), based upon or related to Consultant's engagement herein. This indemnification shall include Damages arising out of any dispute related to such engagement, whether or not any Indemnified Party is a party to such dispute. This indemnification shall also include Damages arising out of any untrue statement or alleged untrue statement of a material fact contained in any information provided to Consultant by the Company, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the light of the circumstances under which they were made). However, the Company shall not be liable for Damages incurred by an Indemnified Party to the extent that a court having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such Damages resulted primarily and directly from the willful and gross malfeasance or gross negligence of such Indemnified Party. The Company agrees that no Indemnified Party shall have any liability for any Damages sustained by the Company (or any person claiming through the Company) unless a court having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such Damages resulted primarily and directly from the willful malfeasance or gross negligence of such Indemnified Party. The Company further agrees that it will not, without the prior written consent of Consultant, settle, compromise or consent to the entry of any judgment in any pending or threatened action in respect of which indemnification may be sought hereunder (whether or not Consultant or any Indemnified Party is an actual or potential party to such action), unless such settlement, compromise or consent includes an unconditional release of Consultant, and each other Indemnified Party hereunder from all liability arising out of such action. In the event the Company considers entering into one or a series of transactions involving a merger or other business combination or a dissolution or liquidation of all or a significant portion of its assets, the Company shall promptly notify Consultant in writing. If requested by Consultant, the Company shall then establish alternative means of providing for the obligations set forth herein on terms and conditions reasonably satisfactory to Consultant. In the event that the indemnity provided for herein is unavailable or insufficient to hold any Indemnified Party harmless, then the Company and the Indemnified Party shall contribute to amounts paid or payable by an Indemnified Party (i) in such proportion as appropriately reflects the relative benefits received by the Company and its affiliates, on the one hand, and such Indemnified Party and its affiliates, on the other hand, in connection with the matters to which such Damages relate, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as appropriately reflects not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its affiliates, on the one had, and such Indemnified Party and its affiliates, on the other hand, as well as any other equitable considerations. The amounts paid or payable by a party in respect of Damages referred to above shall be deemed to include any legal or other professional fees and expenses incurred in investigating, preparing or defending any litigation, proceeding or other action or claim. Notwithstanding the provisions of the foregoing paragraphs, each Indemnified Party's share of the liability hereunder shall not exceed the amount of fees actually received by such Indemnified Party under this Agreement (excluding any amounts received as reimbursement of legal fees and expenses incurred by such Indemnified Party).

8. Term and Termination.

(a) Term. The term of this Agreement shall commence on the Effective Date and shall continue for a period of 90 days until terminated by either party upon 5 days prior written notice to the other party.

(b) Survival. The provisions of this Agreement affecting the interpretation of any provisions of this Agreement, including the principle of severability, that remain in effect and the accrued obligation hereunder of one party to pay any amounts to the other party, shall survive, notwithstanding any termination of this Agreement.

9. No Professional Services.

(a) No Legal Services. Consultant's work on this engagement shall not constitute the rendering of legal advice, or the providing of legal services, to the Company. Accordingly, Consultant shall not be deemed to express any legal opinions with respect to any matters affecting the Company. Any such legal services shall be provided by a firm licensed to practice law in one or more applicable jurisdictions.

(b) No Securities Broker-Dealer Services. Consultant's work on this engagement shall not consist of an actual effectuating of transactions in the Company's securities. As such, Consultant shall not provide any customary broker-dealer services to the Company. Any such services shall be provided by a licensed securities broker-dealer registered with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

(c) No Audit Services. Consultant's work on this engagement will not constitute an attest service as that term is defined by the American Institute of Certified Public Accountants (AICPA). Accordingly, Consultant shall not be deemed to express an opinion on any of the financial or other data that Consultant might assist the Company in preparing or any other report. Any financial projections and the underlying assumptions will be prepared and provided to Consultant by the Company.

10. Miscellaneous.

(a) Attorneys' Fees. In the event any legal action or other proceeding is brought for the enforcement of this Agreement or in connection with any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees or any other costs incurred in connection with any such action or proceeding, in addition to any other relief to which any such party may be entitled.

(b) Notices. All notices, requests, approvals, consents or other communications required or permitted to be delivered herein shall be in writing and shall be sufficient if delivered personally, forwarded by certified U.S. mail with proper postage prepaid and return receipt requested (or by other prepaid commercial delivery service that delivers documents) or transmitted by telecopier with receipt promptly acknowledged by the receiving party, in each case directed to the party at its address as follows:

If to Consultant:

1641 3rd Avenue, Suite 15A

New York, NY 10128

                     If to the Company:

433 Town Center, Suite 316

Corte Madera, CA 94925

Unless otherwise expressly provided herein, such communications shall be effective upon delivery to the address of the party indicated hereinabove. Any party may from time to time designate any other address to which such communications shall be sent.

(c) Governing Law. This Agreement has been negotiated, executed and delivered in the State of New York. The parties hereto agree that all questions pertaining to the validity and interpretation of this Agreement shall be determined in accordance with the laws of the State of New York.

(d) Interpretation. The Section numbers and headings preceding text have been inserted for convenient reference only and shall not affect the meaning, construction or effect of this Agreement. Words in the singular include the plural words and words in the plural include the singular.

(e) Severability. Should one of the conditions of this Agreement be invalid, this fact shall not adversely affect the other conditions hereof, and such invalid condition shall be severed from the Agreement. Any invalid conditions shall be replaced by a condition that is permissible under the law which comes closest to the economic intent of the original clause or condition.

(f) Further Instruments and Actions. To take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only upon the written consent of the Company and Consultant. Any amendment or waiver effected in accordance with this Section shall be binding upon the Company and Consultant.

(h) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of the successors and assigns of Consultant and, subject to the restrictions on transfer herein set forth, be binding upon the Company, and its permitted successors and assigns.

(i) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same instrument.

(j) No Joint Venture. No party shall hold itself out as an agent, joint venturer or partner of another party or of any entity controlled directly or indirectly by or affiliated with another party.

(k) Arbitration.

(i) Except as provided in clause (iv) below, the Company and Consultant agree that any dispute or controversy arising out of, relating to or in connection with the interpretation, validity, construction, performance, breach or termination of this Agreement shall be settled by binding arbitration to be held in New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association as then in effect (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court of competent jurisdiction.  (ii) The arbitrator(s) shall apply New York law to the merits of any dispute or claim, without reference to conflicts of law rules. Consultant hereby consents to the personal jurisdiction of the state and federal courts located in New York for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.  (iii) The Company and

Consultant shall and separately pay one-half of the costs and expenses of such arbitration, including counsel’s fees and expenses unless otherwise required by law.  (iv) The parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without abridgment of the powers of the arbitrator.  (v) CONSULTANT HAS READ AND UNDERSTANDS SECTION 10(k) OF THIS AGREEMENT, WHICH DISCUSSES ARBITRATION. CONSULTANT UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, CONSULTANT AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF, TO BINDING ARBITRATION, EXCEPT AS PROVIDED IN CLAUSE (IV) OF SECTION l0(k), AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF CONSULTANT'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE RELATIONSHIP BETWEEN THE PARTIES.

(I) Privacy. The parties hereto agree to keep all provisions and terms of this Agreement confidential, and shall not disclose any of the provisions or terms of this Agreement to any third party in the absence of an agreement in writing signed by both parties authorizing such disclosure.

(m) Entire Agreement. The parties hereto agree that this Agreement supersedes all existing agreements between the Company and Consultant, whether oral, written, expressed or implied, and contains the entire understanding and agreement between the parties. This Agreement shall not be amended, modified, or superseded in any respect except by a subsequent written agreement entered into by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY

ROYCE BIOMEDICAL, INC.

By: /s/ Donald Gee

____________________________

Print: Donald Gee

Title: President

CONSULTANT

Hadi Family Revocable Trust

By:/s/ William C. Hayde

_____________________________

Print: William C. Hayde

Title: Trustee